BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

The Brown Capital Management Small Company Fund
(the “Fund”)

Supplement dated October 2, 2013 to the Fund’s prospectuses
and statement of additional information dated July 29, 2013

This Supplement is to give notice that effective after the close of business on October 18, 2013 (the "Closing Date"), The Brown Capital Management Small Company Fund will be closed to new investors. The closure applies to new investors that purchase shares of the Fund directly or through financial intermediaries although exceptions may be permitted for financial advisors trading through omnibus platforms. Existing shareholders will be permitted to make additional investments after the Closing Date in any account that held shares of the Fund as of the Closing Date. The closure is consistent with Brown Capital Management, LLC’s commitment to protect the interest of the Fund’s investments and to ensure the Fund can be managed effectively for existing shareholders.

For additional information regarding certain allowable new accounts or questions concerning the closing to new investors, please call the Fund at 1.877.892.4BCM.

The Fund reserves the right to reopen to new investors after the Closing Date.

Brown Capital Management Mutual Funds
1-877-892-4BCM

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE